UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
Of the Securities and Exchange Act of 1934

Date of Report: October 28, 2003
(Date of earliest event reported)

TVIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30539	77-0549628

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

4001 Burton Drive, Santa Clara, California 95054
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 982-8588

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS
ITEM 12. REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT 99.1

ITEM 7:	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release dated October 28, 2003 announcing the financial results of the fiscal quarter ended September 30, 2003.

ITEM 12.	REGULATION FD DISCLOSURE

     The information in this Current Report is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     On October 28, 2003, Tvia, Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2003. A copy of the earnings release is furnished herewith as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TVIA, INC.

Dated: October 28, 2003	By	/s/ Arthur Nguyen Arthur Nguyen Chief Financial Officer (Principal Financial Officer and Duly Authorized Signatory)